UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

APPLIED DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 2100 Dallas, TX	75219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 214-427-1704

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Applied Digital Corporation, a Nevada corporation (the “Company,” “us”) with the Securities and Exchange Commission (the “SEC”) on June 2, 2025 (the “Original 8-K”). On March 30, 2026, the Company entered into a series of agreements intended to enhance the credit of the tenants under the data center leases for two of its three Polaris Forge 1 data centers in Ellendale, North Dakota: the Company’s 100 MW data center (“ELN-02”) and the Company’s 150 MW data center (“ELN-03”), both currently leased to CoreWeave, Inc. (“CoreWeave Parent”).

CoreWeave Parent informed us that it was refinancing certain of its debt obligations with respect to ELN-02 and ELN-03, and that the refinanced indebtedness received an investment grade credit rating of A3. These ratings compare favorably to CoreWeave Parent’s credit rating of BB.

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to ELN-02 Datacenter Lease and Entry Into New Datacenter Lease

As previously reported, on May 28, 2025, APLD ELN-02 LLC, a subsidiary of the Company, entered into the datacenter lease with CoreWeave Parent (the “ELN-02 Parent Lease”), the material terms of which are described in the Original 8-K. On March 30, 2026, the Company and CoreWeave Parent amended the ELN-02 Parent Lease to suspend the term for two of the four data halls covered by the lease (the “ELN-02 Parent Lease Amendment”) and the Company entered into a new datacenter lease with CoreWeave Compute Acquisition Co. VIII, LLC (“CoreWeave SPV”), a wholly owned subsidiary of CoreWeave Parent, for those two data halls on substantially the same terms as the ELN-02 Parent Lease (the “ELN-02 SPV Lease”). The ELN-02 SPV Lease is conterminous with the initial term of the ELN-02 Parent Lease. Upon the expiration or earlier termination of the ELN-02 SPV Lease, the suspended term under the ELN-02 Parent Lease will resume and all four data halls of ELN-02 will once again be governed by the ELN-02 Parent Lease.

CoreWeave Parent Guaranty and Letter of Credit

On March 30, 2026, as further credit enhancement, CoreWeave Parent delivered to APLD ELN-02 LLC an Unconditional Springing Guaranty of Payment and Performance (the “ELN-02 Guaranty”) in connection with CoreWeave SPV’s obligations under the ELN-02 SPV Lease.

In addition, CoreWeave Parent is obligated to provide a letter of credit in the amount of $50,000,000 to secure obligations under the ELN-02 Parent Lease within 30 days (the “Letter of Credit”).

ELN-03 Assignment and Assumption of Datacenter Lease

As previously reported, on May 28, 2025, APLD ELN-03 LLC, a subsidiary of the Company, entered into the datacenter lease with CoreWeave Parent (the “ELN-03 Parent Lease”), the material terms of which are described in the Original 8-K. On March 30, 2026, CoreWeave Parent entered into an Assignment, Assumption and Consent Agreement with CoreWeave SPV and APLD ELN-03 LLC (the “Assignment Agreement”), assigning all of CoreWeave Parent’s rights and obligations under the ELN-03 Parent Lease to CoreWeave SPV for the remaining term of the ELN-03 Parent Lease and releasing CoreWeave Parent from the ELN-03 Parent Lease. In addition, CoreWeave Parent also provided an Unconditional Springing Guaranty of Payment and Performance in connection with CoreWeave SPV’s obligations under the ELN-03 Parent Lease (the “ELN-03 Guaranty”), similar to the ELN-02 Guaranty.

Based on the enhanced credit ratings of CoreWeave Parent’s refinanced indebtedness for each of the ELN-02 and ELN-03 data center facilities, and the additional credit support provided, the Company has determined that the foregoing transactions are favorable to the holders of its 9.250% notes due 2030.

The foregoing description of the ELN-02 Parent Lease, ELN-03 Parent Lease, the ELN-02 Guaranty, the ELN-03 Guaranty and the Assignment Agreement do not purport to be complete and are qualified in their entirety by the full text of the ELN-02 Parent Lease, ELN-03 Parent Lease, the ELN-02 Guaranty, the ELN-03 Guaranty and the Assignment Agreement, copies of which are filed as Exhibit 10.1 and 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2025 and Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K/A, respectively, and are incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K/A and other reports filed by the Company from time to time with the SEC contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, future operating and financial performance, product development, market position, business strategy and objectives and future financing plans. These statements use words, and variations of words, such as “will,” “intend,” “continue,” “build,” “future,” “increase,” “drive,” “believe,” “look,” “ahead,” “confident,” “deliver,” “outlook,” “expect,” “project” and “predict.” Other examples of forward-looking statements may include, but are not limited to, (i) statements that reflect perspectives and expectations regarding the Polaris Forge 1 datacenter leases, including the expected benefit of the refinancing indebtedness to the holders of the Company’s 9.250% notes due 2030, (ii) statements about the high performance compute (“HPC”) industry, (iii) statements of Company plans and objectives, including our evolving business model, or estimates or predictions of actions by suppliers, (iv) statements of future economic performance, (v) statements of assumptions underlying other statements and statements about the Company or its business and (vi) the Company’s plans to obtain future project financing. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. These risks, uncertainties, and other factors include: CoreWeave SPV’s ability to perform its obligations with respect to the refinanced indebtedness, as well as the ELN-02 SPV Lease and ELN-03 Parent Lease following assignment; our ability to complete construction of our data center campuses as planned; the lead time of customer acquisition and leasing decisions and related internal approval processes; changes to artificial intelligence and high performance compute infrastructure needs and their impact on future plans; costs related to high performing compute operations and strategy; our ability to timely deliver any services required in connection with completion of installation under the lease agreements, including the ELN-02 SPV Lease and the ELN-03 Parent Lease as assigned; our ability to raise additional capital to fund the ongoing data center construction and operations; our ability to obtain financing of datacenter leases on acceptable financing terms, or at all; our dependence on principal customers, including our ability to execute and perform our obligations under our leases with key customers, including without limitation, the datacenter leases with CoreWeave at our Polaris Forge 1 campus, at future data centers and with future tenants; our ability to timely and successfully build new hosting facilities with the appropriate contractual margins and efficiencies; our ability to obtain adequate power for our data centers and on acceptable terms; power or other supply disruptions and equipment failures; the inability to comply with regulations, developments and changes in regulations; cash flow and access to capital; availability of financing to continue to grow our business; decline in demand for our products and services; maintenance of third party relationships; and conditions in the debt and equity capital markets. Information in this Current Report on Form 8-K/A is as of the dates and time periods indicated herein, and the Company does not undertake to update any of the information contained in these materials, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*†	Unconditional Springing Guaranty of Payment and Performance, dated March 30, 2026, by and between APLD ELN-02 LLC and CoreWeave, Inc.
10.2*†	Unconditional Springing Guaranty of Payment and Performance, dated March 30, 2026, by and between APLD ELN-03 LLC and CoreWeave, Inc.
10.3*	Assignment, Assumption and Consent, dated March 30, 2026, by and among APLD ELN-03 LLC, CoreWeave, Inc. and CoreWeave Compute Acquisition Co. VIII, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Portions of this document have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.
†	The schedules to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL CORPORATION

Date:	April 1, 2026	By:	/s/ Saidal L. Mohmand
		Name:	Saidal L. Mohmand
		Title:	Chief Financial Officer